                                                          EXHIBIT NO. EX-99.a.19

                                 GAM FUNDS, INC.
                                 ---------------

                              ARTICLES OF AMENDMENT

     GAM  FUNDS,   INC.,  a  Maryland   corporation   (hereinafter   called  the
"Corporation"),  hereby  certifies to the State  Department of  Assessments  and
Taxation of the State of Maryland that:

     FIRST:  The charter of the Corporation,  as amended and  supplemented  (the
"Charter"),  is further amended as follows: (i) by changing the name of the "GAM
International  Fund - Sub-Class B-1" class of common stock of the Corporation to the "GAM  International Fund - Sub-Class B-0" class of common stock, and (ii) by deleting from the Charter of the Corporation the name "GAM  International Fund -
Sub-Class B-1" and inserting in lieu thereof "GAM International Fund - Sub-Class
B-0."

     SECOND:  The Charter of the Corporation is further amended as follows:  (i)
by changing  the name of the "GAM  Global Fund - Sub-Class  B-1" class of common stock of the  Corporation  to the "GAM  Global  Fund -  Sub-Class  B-0" class of common stock,  and (ii) by deleting from the Charter of the Corporation the name
"GAM Global Fund - Sub-Class B-1" and inserting in lieu thereof "GAM Global Fund
- Sub-Class B-0."

     THIRD: The Charter of the Corporation is further amended as follows: (i) by changing  the name of the "GAM  Pacific  Basin  Fund -  Sub-Class  B-1" class of common stock of the  Corporation to the "GAM Pacific Basin Fund - Sub-Class B-0"
class of common stock,  and (ii) by deleting from the Charter of the Corporation the name "GAM Pacific Basin Fund - Sub-Class  B-1" and inserting in lieu thereof
"GAM Pacific Basin Fund - Sub-Class B-0."

     FOURTH:  The Charter of the Corporation is further amended as follows:  (i)
by changing  the name of the "GAM  Europe Fund - Sub-Class  B-1" class of common stock of the  Corporation  to the "GAM  Europe  Fund -  Sub-Class  B-0" class of common stock,  and (ii) by deleting from the Charter of the Corporation the name
"GAM Europe Fund - Sub-Class B-1" and inserting in lieu thereof "GAM Europe Fund
- Sub-Class B-0."

     FIFTH: The Charter of the Corporation is further amended as follows: (i) by changing  the name of the "GAM  American  Focus Fund -  Sub-Class  B-1" class of common stock of the Corporation to the "GAM American Focus Fund - Sub-Class B-0"
class of common stock,  and (ii) by deleting from the Charter of the Corporation the name "GAM American Focus Fund - Sub-Class B-1" and inserting in lieu thereof
"GAM American Focus Fund - Sub-Class B-0."

     SIXTH: The Charter of the Corporation is further amended as follows: (i) by changing  the name of the "GAM  Japan  Capital  Fund -  Sub-Class  B-1" class of common stock of the  Corporation to the "GAM Japan Capital Fund - Sub-Class B-0"
class of common stock,  and (ii) by deleting from the Charter of the Corporation the name "GAM Japan Capital Fund - Sub-Class  B-1" and inserting in lieu thereof
"GAM Japan Capital Fund - Sub-Class B-0."

     SEVENTH:  The Charter of the Corporation is further amended as follows: (i)
by changing the name of the  "GAMerica  Capital  Fund - Sub-Class  B-1" class of common stock of the  Corporation to the "GAMerica  Capital Fund - Sub-Class B-0"
class of common stock,  and (ii) by deleting from the Charter of the Corporation the name  "GAMerica  Capital Fund - Sub-Class B-1" and inserting in lieu thereof
"GAMerica Capital Fund - Sub-Class B-0."

     EIGHTH:  The Charter of the Corporation is further amended as follows:  (i)
by changing the name of the "GAM American Focus Long/Short Fund - Sub-Class B-1"
class of common stock of the  Corporation to the "GAM American Focus  Long/Short
Fund -  Sub-Class  B-0" class of common  stock,  and (ii) by  deleting  from the
Charter  of the  Corporation  the name "GAM  American  Focus  Long/Short  Fund -
Sub-Class B-1" and inserting in lieu thereof "GAM American Focus Long/Short Fund
- Sub-Class B-0."

     NINTH: The Charter of the Corporation is further amended as follows: (i) by changing the name of the "GAM  International  Long/Short  Fund - Sub-Class  B-1"
class of common stock of the  Corporation to the "GAM  International  Long/Short
Fund -  Sub-Class  B-0" class of common  stock,  and (ii) by  deleting  from the
Charter  of the  Corporation  the  name  "GAM  International  Long/Short  Fund -
Sub-Class B-1" and inserting in lieu thereof "GAM International  Long/Short Fund
- Sub-Class B-0."

     TENTH: The Charter of the Corporation is further amended as follows: (i) by changing  the name of the "GAM  International  Fund -  Sub-Class  B-2"  class of common stock of the Corporation to the "GAM  International Fund - Sub-Class B-1"
class of common stock,  and (ii) by deleting from the Charter of the Corporation the name "GAM  International Fund - Sub-Class B-2" and inserting in lieu thereof
"GAM International Fund - Sub-Class B-1."

     ELEVENTH: The Charter of the Corporation is further amended as follows: (i)
by changing  the name of the "GAM  Global Fund - Sub-Class  B-2" class of common stock of the  Corporation  to the "GAM  Global  Fund -  Sub-Class  B-1" class of common stock,  and (ii) by deleting from the Charter of the Corporation the name
"GAM Global Fund - Sub-Class B-2" and inserting in lieu thereof "GAM Global Fund
- Sub-Class B-1."

     TWELTH:  The Charter of the Corporation is further amended as follows:  (i)
by changing  the name of the "GAM Pacific  Basin Fund - Sub-Class  B-2" class of common stock of the  Corporation to the "GAM Pacific Basin Fund - Sub-Class B-1"
class of common stock,  and (ii) by deleting from the Charter of the Corporation the name "GAM Pacific Basin Fund - Sub-Class  B-2" and inserting in lieu thereof
"GAM Pacific Basin Fund - Sub-Class B-1."

     THIRTEENTH:  The Charter of the  Corporation is further amended as follows:
(i) by  changing  the name of the "GAM  Europe  Fund -  Sub-Class  B-2" class of common stock of the  Corporation  to the "GAM Europe Fund - Sub-Class B-1" class of common stock,  and (ii) by deleting from the Charter of the  Corporation  the name "GAM Europe Fund - Sub-Class B-2" and inserting in lieu thereof "GAM Europe
Fund - Sub-Class B-1."

     FOURTEENTH:  The Charter of the  Corporation is further amended as follows:
(i) by changing the name of the "GAM American  Focus Fund - Sub-Class B-2" class of common stock of the  Corporation  to the "GAM American Focus Fund - Sub-Class
B-1"  class of  common  stock,  and (ii) by  deleting  from the  Charter  of the
Corporation  the name "GAM American Focus Fund - Sub-Class B-2" and inserting in lieu thereof "GAM American Focus Fund - Sub-Class B-1."

     FIFTHTEENTH:  The Charter of the Corporation is further amended as follows:
(i) by changing the name of the "GAM Japan  Capital Fund - Sub-Class  B-2" class of common stock of the  Corporation  to the "GAM Japan  Capital Fund - Sub-Class
B-1"  class of  common  stock,  and (ii) by  deleting  from the  Charter  of the
Corporation  the name "GAM Japan Capital Fund - Sub-Class  B-2" and inserting in lieu thereof "GAM Japan Capital Fund - Sub-Class B-1."

     SIXTEENTH:  The Charter of the  Corporation is further  amended as follows:
(i) by changing the name of the "GAMerica Capital Fund - Sub-Class B-2" class of common stock of the  Corporation to the "GAMerica  Capital Fund - Sub-Class B-1"
class of common stock,  and (ii) by deleting from the Charter of the Corporation the name  "GAMerica  Capital Fund - Sub-Class B-2" and inserting in lieu thereof
"GAMerica Capital Fund - Sub-Class B-1."

     SEVENTEENTH:  The Charter of the Corporation is further amended as follows:
(i) by changing the name of the "GAM American Focus  Long/Short Fund - Sub-Class
B-2"  class of  common  stock of the  Corporation  to the  "GAM  American  Focus
Long/Short  Fund - Sub-Class  B-1" class of common  stock,  and (ii) by deleting from the Charter of the Corporation the name "GAM American Focus Long/Short Fund
- Sub-Class  B-2" and inserting in lieu thereof "GAM American  Focus  Long/Short
Fund - Sub-Class B-1."

     EIGHTEENTH:  The Charter of the  Corporation is further amended as follows:
(i) by changing the name of the "GAM  International  Long/Short Fund - Sub-Class
B-2"  class  of  common  stock  of the  Corporation  to the  "GAM  International
Long/Short  Fund - Sub-Class  B-1" class of common  stock,  and (ii) by deleting from the Charter of the Corporation the name "GAM International  Long/Short Fund
- Sub-Class  B-2" and  inserting in lieu thereof "GAM  International  Long/Short
Fund - Sub-Class B-0."

     NINETEETH:  The foregoing  amendments to the Charter of the  Corporation as set forth above have been duly  approved  by a majority  of the entire  Board of
Directors  of the  Corporation  as  required  by law and are  limited to changes expressly  permitted by Section  2-605(a)(2) of the Maryland General Corporation
Law to be made without action by the stockholders of the Corporation.

     FOURTH: The amendments to the Charter of the Corporation as set forth above do not  change the  preferences,  conversion  or other  rights,  voting  powers,
restrictions,   limitations  as  to  dividends,   qualifications,  or  terms  or
conditions  of  redemption  of the  shares of the  class of common  stock of the
Corporation that is the subject of the amendments.

     FIFTH:  These Articles of Amendment shall become effective on the date they become effective in the State of Maryland.

     IN WITNESS WHEREOF,  the Corporation has caused these Articles of Amendment to be signed in its name and on its behalf on this 28th day of May,  2002 by its
Vice President, who acknowledges that these Articles of Amendment are the act of the  Corporation  and that to the best of his knowledge,  information and belief and under penalties of perjury,  all matters and facts contained herein are true in all material respects.

                                           GAM FUNDS, INC.

                                           By:  /s/ Kevin J. Blanchfield
                                                ------------------------
                                                Kevin J. Blanchfield
                                                Vice President

     ATTEST:  /s/ Joseph J. Allessie
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              Joseph J. Allessie
              Secretary